ESI Announcement 10/30/2018 Exhibit 99.2

Safe Harbor for Forward Looking Statements Statements in this presentation regarding the proposed transaction between MKS Instruments, Inc. (“MKS”) and Electro Scientific Industries Inc. (“ESI”), the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about MKS’ or ESI’s managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “forecasts,” “continues” and similar expressions) should also be considered to be forward-looking statements. These statements are only predictions based on current assumptions and expectations. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements are: the ability of the parties to complete the transaction; the risk that the conditions to the closing of the transaction, including receipt of required regulatory approvals and approval of ESI shareholders, are not satisfied in a timely manner or at all; litigation relating to the transaction; unexpected costs, charges or expenses resulting from the transaction; the risk that disruption from the proposed transaction materially and adversely affects the respective businesses and operations of MKS and ESI; the ability of MKS to realize the anticipated synergies, cost savings and other benefits of the proposed transaction, including the risk that the anticipated benefits from the proposed transaction may not be realized within the expected time period or at all; competition from larger or more established companies in the companies’ respective markets; MKS’ ability to successfully grow ESI’s business; potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the transaction; the ability of MKS to retain and hire key employees; legislative, regulatory and economic developments, including changing conditions affecting the markets in which MKS operates, including the fluctuations in capital spending in the semiconductor industry and other advanced manufacturing markets, the economy in general as well as fluctuations in net sales to MKS’ and ESI’s existing and prospective customers; the challenges, risks and costs involved with integrating the operations of the companies we have acquired, including ESI and our most recent acquisition of Newport Corporation; potential fluctuations in quarterly results, the terms of our term loan and the availability and terms of the financing to be incurred in connection with the transaction; dependence on new product development, rapid technological and market change, acquisition strategy, manufacturing and sourcing risks, volatility of stock price, international operations, financial risk management, and the other factors described in MKS’ most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC and in ESI’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018 and its most recent quarterly report filed with the SEC. MKS and ESI are under no obligation to, and expressly disclaim any obligation to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise after the date of this presentation. MKS PROPRIETARY

Important Additional Information Will be Filed with the SEC ESI plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction. Additionally, MKS and ESI will file other relevant documents with the SEC in connection with the transaction. The Proxy Statement and other documents to be filed with the SEC by MKS and ESI will contain important information about MKS, ESI, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement and other documents to be filed with the SEC by MKS and ESI carefully when they are available. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by MKS and ESI through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from ESI by visiting the Investor Relations section of ESI website (www.esi.com) or by directing a request to ESI, Attn: Investor Relations, at 13900 N.W. Science ParkDrive, Portland, Oregon 97229. MKS and ESI, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding MKS’ directors and executive officers is contained in MKS’ Form 10-K for the fiscal year ended December 31, 2017 and its proxy statement dated March 28, 2018, which are filed with the SEC. Information regarding ESI’s directors and executive officers is contained in ESI’s Form 10-K for the fiscal year ended March 31, 2018 and its proxy statement dated July 10, 2018, which are filed with the SEC. To the extent holdings of securities by such directors or executive officers have changed since the amounts disclosed in each company’s respective proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other documents to be filed with the SEC by MKS and ESI when they are available. MKS PROPRIETARY

Non-GAAP Measures This presentation includes measures that are not in accordance with U.S. generally accepted accounting principles (“non-GAAP measures”). Non-GAAP measures exclude amortization of acquired intangible assets, asset impairments, costs associated with completed and announced acquisitions, acquisition integration costs, an inventory step-up adjustment related to an acquisition, restructuring charges, certain excess and obsolete inventory charges, fees and expenses related to the repricing of MKS’ term loan, amortization of debt issuance costs, net proceeds from an insurance policy, costs associated with the sale of a business, the tax effect of the 2017 Tax Cut and Jobs Act, the tax effect of legal entity restructurings, other discrete tax benefits and charges, and the related tax effect of these adjustments. These non-GAAP measures should be viewed in addition to, and not as a substitute for, MKS’ reported results, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. MKS management believes the presentation of these non-GAAP measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. Please see the Appendix entitled “GAAP to Non-GAAP Reconciliations” at the end of this presentation for reconciliations of our non-GAAP measures to the comparable GAAP measures and the definitions of terms used in this presentation. MKS PROPRIETARY

MKS to Acquire Electro Scientific Industries (ESI) MKS PROPRIETARY EXECUTING ON A Key Strategy for MKS Acquiring a market leading technology company that serves common markets with complementary customer solutions Expands Industrial segments of PCB, Electronic Thin Film, and Electronic Component manufacturing Expands MKS’ addressable market by $2.2B and adds $304M in CY17 Revenue Expected to be accretive to Non-GAAP earnings and free cash flow in the first 12 months

Transaction Rationale MKS PROPRIETARY COMPLEMENT our technology platforms creating unique capabilities INNOVATE by combining component and system expertise ENHANCE strategic growth initiative in industrial laser processing A Compelling Combination . . .

Complementary Technology Leaders



mks

Founded 1961
Headquarters in Andover, MA
CY 2017 Revenue of $1.9B
4,900+ Employees
1,500+ Global Patents
R&D Spending ~$133M
R&D Headcount ~750+
Leadership in • UV and ultrafast lasers • Motion, photonics & optics • RF power & plasma • Vacuum processing; precise control of pressure, flow & composition

Source 2017 MKSI 10K

esi

Founded 1944
Headquarters in Portland, OR
CY 2017 Revenue of $304M
600+ Employees*
1,000+ Global Patents*
R&D Spending ~$35M
R&D Headcount ~140+*
Leadership in • Laser-based process equipment – Advanced PCB processing – Semi manufacturing – Component manufacturing

* Fiscal Year 2018 ESIO 10K



mks
MKS PROPRIETARY
7

Advancing Our Strategy EXTEND DRIVE COMBINE ACCELERATE Surround the WorkpieceSM MKS PROPRIETARY

ESI – Background Delivering over 70 years of innovation as the global leader in laser-based manufacturing solutions Systems enable precise engineering of micron to submicron features in PCBs Semiconductors LEDs Advanced test systems for MLCC MKS PROPRIETARY End Markets Business Segments PCB ELECTRONIC COMPONENTS SEMI INDUSTRIAL INTEGRATED SYSTEMS TEST SYSTEMS SERVICE

Significant Potential Growth Opportunities MKS PROPRIETARY PRINTED CIRCUIT BOARDS $1.0B INDUSTRIAL MACHINING $1.0B MARKING ENGRAVING FINE METAL DRILLING EXPANDS MKS SAM BY $2.2B WAFER MARKING WAFER SCRIBING/DICING WAFER TRIM FLEX PCB VIA DRILLING HDI PCB VIA DRILLING IC PACKAGING VIA DRILLING MLCC TESTING RESISTOR TRIM SEMICONDUCTOR $170M ELECTRONIC COMPONENTS $100M

Balanced and Diversified End Markets MKS PROPRIETARY Semi Industrial LHS Research & Defense $2.2B $1.9B MKSI by End Market in CY2017 Pro Forma Combined in CY2017

Strengthens Advanced Market Growth MKS PROPRIETARY MKSI by End Market in CY2017 Pro Forma Combined in CY2017 * Revenue is combined CY17 data from MKSI and ESI ADVANCED MARKETS $820M SEMI SEMI 34% increase in Advanced Market revenue ADVANCED MARKETS $1.1B

Transaction Overview MKS PROPRIETARY Per Share Consideration $30.00, all cash transaction Transaction Consideration $1.0B equity value Synergies and EPS Impact $15M within 18-36 months Accretive to Non-GAAP EPS and free cashflow in first 12 months after closing Pro Forma Capitalization (as if the transaction had closed on June 30, 2018) Cash of approximately $400M Up to $650M of new debt, total term loan debt of ~$1.0B Pro forma gross debt/EBITDA at closing 1.3X(1) Pro forma net debt/EBITDA at closing 0.8X(1) (1) Based upon $650M in debt financing and combined Pro Forma June 30, 2018 adjusted EBITDA as calculated in Appendix Financial and Capital Return Policy Focus on de-levering This transaction does not impact our ability to continue quarterly dividend payments Expected Closing First Quarter 2019

IN ALL AREAS OF Our Business MKS Business Process Established Profit & Cash Recovery Team Streamlined Operations and Administrative functions Optimized Sales channels CONTINUOUS IMPROVEMENT Active portfolio management Executing M&A strategy Aligning resources to support growth STRATEGIC PLANNING Developing customer inspired solutions Targeting high growth opportunities CUSTOMER FOCUS Embedded in culture Aligned compensation plans Deployed across the organization ACCOUNTABILITY MKS PROPRIETARY

MKS and ESI MKS PROPRIETARY UV and ultrafast lasers Motion, photonics and optics RF power and plasma Vacuum processing; precise control of pressure, flow and composition Laser-based process equipment Advanced PCB processing Semi manufacturing Component manufacturing

Appendix MKS PROPRIETARY

Combined Pro Forma Income Statement(1) Trailing twelve months ended June 30,2018 Pro forma combined results do not include transaction related adjustments or synergies. Non-GAAP items include restructurings, costs associated with completed and announced acquisitions, certain excess and obsolete inventory charges and sale of certain inventory previously reduced to its net realizable value. MKS PROPRIETARY MKS ESI Combined Net Revenues $ 2,125 $ 406 $ 2,531 Gross Profit 1,004 188 1,192 Operating Expenses 440 79 520 Other Expenses, net 51 3 53 Operating Income 513 105 619 Interest Income (Expense) and Other, net (25) - (25) Profit before Tax 488 105 593 Income Tax Expense (Benefit) 106 (38) 68 Net Income $ 382 $ 144 $ 525 EBITDA Interest Income (Expense), net 20 - 20 Income Tax Expense (Benefit) 106 (38) 68 Depreciation 37 7 44 Amortization 44 - 44 EBITDA 588 112 700 Non-GAAP Items (excluding Amortization)(2) 10 11 21 Stock Compensation 26 5 31 Adjusted EBITDA $ 624 $ 128 $ 752